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                                                                   EXHIBIT 17(f)

                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Worldwide Health Sciences Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


      Signature                     Title                      Date
      ---------                     -----                      ----

                                    President, Principal
                                    Executive Officer and
/s/ James B. Hawkes                 Trustee                    February 14, 1997
------------------------------
    James B. Hawkes


                                    Treasurer and Principal
                                    Financial and
/s/ James L. O'Connor               Accounting Officer         February 14, 1997
-----------------------------
    James L. O'Connor


/s/ Donald R. Dwight                Trustee                    February 14, 1997
------------------------------
    Donald R. Dwight


/s/ Samuel L. Hayes, III            Trustee                    February 14, 1997
------------------------------
    Samuel L. Hayes, III


/s/ Norton H. Reamer*               Trustee                    April 23, 1997
------------------------------
    Norton H. Reamer


/s/ John L. Thorndike               Trustee                    February 14, 1997
------------------------------
    John L. Thorndike


/s/ Jack L. Treynor                 Trustee                    February 14, 1997
------------------------------
    Jack L. Treynor

*Executed in Frankfurt, Germany